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                                                                     Exhibit 4.1


                         REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (the "Agreement") made as of this 5th day of November, 1998 by and among MEDIA METRIX, INC., a Delaware corporation (the "Company"), and the securityholders of the Company set forth on Schedule I hereto (the "Stockholders").

                             W I T N E S S E T H:

      WHEREAS, the Company and RelevantKnowledge, Inc., a Delaware corporation ("RK"), have entered into an Agreement and Plan of Reorganization, dated as of September 30, 1998 (the "Merger Agreement") pursuant to which RK will be merged with and into the Company;

      WHEREAS, the Stockholders who immediately prior to the Merger (as defined in the Merger Agreement) were stockholders of RK were parties to the Third Amended and Restated Investors' Rights Agreement of RK, dated as of July 9, 1998 (the "RK Investors' Rights Agreement") pursuant to which they had certain registration rights with respect to their shares of common stock of RK;

      WHEREAS, the Stockholders who immediately prior to the Merger were stockholders of the Company were parties to the Series A Preferred Stock and Warrant Purchase Agreement of the Company, dated as of April 14, 1997 (the "MMX Purchase Agreement"), pursuant to which they had certain registration rights with respect to their shares of Company's Common Stock (as defined below);

      WHEREAS, the parties hereto desire to promote the interests of the Company and the interests of the Stockholders by terminating the RK Investors' Rights Agreement and the registration rights provisions of the MMX Purchase Agreement and establishing herein certain terms and conditions upon which the Company will register the shares of Common Stock owned by the Stockholders.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

            "Common Stock" means the common stock, par value $.01 per share, of the Company.


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            "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

            "Holder" shall mean any holder of the Registrable Securities.

            "Initiating Holders" shall mean the Holders who in the aggregate hold (i) in the event of a registration pursuant to Section 4.1 hereof, more than twenty-five percent (25%) of the Registrable Securities and (ii) in the event of a registration pursuant to Section 4.3 hereof, more than ten percent (10%) of the Registrable Securities.

            "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 2 hereof.

            "Registrable Securities" shall mean shares of (i) the Common Stock held by the Stockholders, (ii) the Common Stock issuable upon exercise of the MMX Common Stock Warrants (as defined in the Merger Agreement) and the RKI Common Stock Warrants (as defined in the Merger Agreement) and (iii) Common Stock issued upon any stock split, stock dividend, merger, consolidation, recapitalization or similar event, excluding all such shares which (x) have been registered under the Securities Act and disposed of in accordance with the registration statement covering them, (y) have been publicly sold pursuant to Rule 144 (or any successor rule) under the Securities Act or (z) are eligible for sale without restriction under Rule 144(k) (or any successor rule) under the Securities Act.

            The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 4, 5 and 6 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the fees and expenses of one counsel for all the selling Holders and other security holders and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

            "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included under Registration Expenses).


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            "Stockholders' Agreement" means the Stockholders Agreement of even date herewith among the Company and certain of its securityholders as such agreement may be amended or modified from time to time.

      2. Restrictive Legend. Each certificate representing the Common Stock or any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. NO TRANSFER OF SAID SECURITIES SHALL BE PERMITTED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS COVERING THE SHARES PROPOSED TO BE TRANSFERRED OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER WILL NOT REQUIRE COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE LAWS.

            Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (x) with such request, the Company shall have received either an opinion referred to in Section 3 to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, (y) in accordance with paragraph (k) of Rule 144, such holder is not and has not during the last three months been an affiliate of the Company and such holder has held the securities represented by such certificate for a period of at least two years. The Company will use its best efforts to assist any holder in complying with the provisions of this Section 2 for removal of the legend set forth above.

      3. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Agreement. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 4, 5 and 6 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel who shall be satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed


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transfer of the Restricted Securities may be effected without registration under the Securities Act and applicable state securities laws whereupon the holder of such Restricted Securities, subject to compliance with the Stockholders' Agreement, shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth above unless the opinion of counsel referred to above is to the further effect that no such legend is required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

      4. Registration Rights.

      4.1 (a) Request for Registration. If at any time after 180 days after the effective date of the Company's initial firm commitment underwritten public offering of any of its Common Stock (an "Initial Public Offering"), the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

            (i) promptly within ten (10) days of receipt of such request give written notice of the proposed registration to all other Holders; and

            (ii) as soon as practicable, but in any event no later than ninety
(90) days after receipt of such request, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws (except that the Company shall not be required to qualify the offering under the blue sky laws of any jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction) and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 4.1 after the Company has effected two such registrations pursuant to this Section 4.1 and each such registration has been declared or ordered effective by the Commission. Subject to the foregoing limitation, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders.

            The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 4.1(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company are entitled to include their securities in any such registration (collectively, "Other Stockholders") and may include securities of the Company


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being sold for the account of the Company. The Company shall promptly give notice of any registration proposed under this Section 4.1 to such Other Stockholders.

            (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 4.1(a) above and the Company shall include any information that it shall have received as to the nature of the underwriting in the written notice of the Company referred to in Section 4.1(a) above including the name of the underwriter or representative thereof selected for such underwriting. The right of any Holder to registration pursuant to Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities held by him. Any underwriter selected by the Initiating Holders shall be subject to the Company's approval, which approval shall not be unreasonably withheld.

            If the Company shall request inclusion in any registration pursuant to Section 4.1 of securities being sold for its own account, or if the Other Stockholders shall request inclusion in any registration pursuant to Section 4.1, the Initiating Holders may, on behalf of all Holders, offer to include the securities of the Company and such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company, which underwriter(s) shall be reasonably acceptable to a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 4.1, if the representative of the underwriters advises the Initiating Holders in writing that, in its opinion, marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated in the following manner: (i) the securities being sold for the account of the Company shall be excluded from such registration and underwriting to the extent required by such limitation, and (ii) if a limitation on the number of shares is still required, the securities held by Other Stockholders of the Company shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of securities requested to be registered by such Other Stockholders, and (iii) if a limitation on the number of shares is still required, the securities being sold for the account of the Holders shall be excluded from such registration and underwriting to the extent required by such limitation, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration. If the Company or any Holder of Registrable Securities or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw


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therefrom by written notice to the Company, the underwriter and the Initiating
Holders. The securities so withdrawn shall also be withdrawn from registration.

            (c) The Company shall have the right to defer the request of the Initiating Holders to effect a registration for up to one hundred and twenty
(120) calendar days if, in the Company's judgment, effecting a registration would not be in the Company's best interest.

      4.2 Company Registration.

            (a) If, at any time following an Initial Public Offering, the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not permit secondary sales, the Company will:

                  (i) promptly within ten (10) days of such determination give to each Holder written notice thereof; and

                  (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 4.2(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

            (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders by written notice. All Holders proposing to distribute their securities through such underwriting shall (together with the Company distributing its securities for its own account through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 4.2, if the representative of the underwriters advises the Company in writing that, in its opinion, marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Holders of securities requesting registration, and the number of shares that may be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its account and then in the following manner: (i) the securities requested to be registered by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of securities requested to be registered by such officers and directors, and (ii) if a limitation on the number of shares is still required, the securities being sold for the account of the Holders and Other Stockholders shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration. If any Holder of Registrable Securities or Other Stockholder


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who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter.

      4.3 Subsequent Demand Registrations and Registration on Form S-3.

            (a) In addition to the rights contained in the foregoing provisions of this Section 4, the Initiating Holders shall have unlimited rights to request from time to time registrations on Form S-3 which are anticipated at the time of such demand to result in aggregate gross proceeds to the Holders of at least $2,000,000. Such requests shall be in writing, shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holders.

            (b) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in accordance with the provisions of the Exchange Act following the effective date of the Initial Public Offering.

            The registration statement filed pursuant to the request of the Initiating Holders may, subject to the allocation priority set forth in Section 4.1(b) above, include other securities of the Company which are held by Other Stockholders and may include securities of the Company being sold for the account of the Company. The Company shall promptly give notice of any registration proposed under this Section 4.3 to such Other Stockholders.

      4.4 Expenses of Registration.

            (a) The Company shall bear all Registration Expenses and the selling securityholders shall bear all Selling Expenses (in proportion, as nearly as practicable, to the securities of each securityholder being registered) incurred in connection with any registration, qualification or compliance pursuant to the provisions of Section 4.1 or 4.2.

            (b) The Company shall bear all Registration Expenses for two (2) registrations pursuant to Section 4.3 and the selling securityholders shall bear all Selling Expenses in connection therewith (in proportion, as nearly as practicable, to the securities of each securityholder then being registered). Thereafter, selling securityholders shall bear all Selling and Registration Expenses (in proportion, as nearly as practicable, to the securities of each securityholder then being registered).

      4.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:


                                      -7-
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            (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that if Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

            (c) Furnish such number of prospectuses and other documents incident thereto, including any term sheet or any amendment of or supplement to the prospectus, as a selling Holder from time to time may reasonably request;

            (d) Notify each seller, at its last known addresses as set forth in the Company's books and records, of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

            (e) Cause all such Registrable Securities to be listed on each, if any, securities exchange on which similar securities issued by the Company are then listed;

            (f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;


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

            (g) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

            (h) Furnish to each selling Holder a signed counterpart, addressed to the selling Holder, of an opinion of counsel for the Company, dated the effective date of the registration statement, and "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities; and

            (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

      5. Indemnification.

            (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to
Section 4 hereof, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission

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based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein or to the extent due to the failure of such Holder or underwriter to provide an updated prospectus or other document to a purchaser at a time when the Company has informed such Holder or underwriter of a material misstatement or omission in a prospectus or other document and has provided updated prospectuses or other documents correcting such misstatement or omission.

            (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of securities sold as contemplated herein.

            (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice in writing to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the Indemnifying Parties shall pay the expense of one counsel for all similarly situated Indemnified Parties if representation of such Indemnified Parties by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Parties and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 5, unless such failure prejudices the ability of the Indemnifying Party to defend against the claims asserted against the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the stockholders offering securities in the offering (the "Selling Stockholders") on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Stockholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Stockholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5(d) hereof. Notwithstanding the provisions of this
Section 5(d), no Selling Stockholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      6. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

      7. "Lock-Up" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed one hundred eighty (180) days) following the effective date of such Registration Statement; provided, that all executive officers and directors of the Company enter into similar agreements.

      8. Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder a right to require the Company to initiate any registration of any securities of the Company or to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder which is superior to the rights granted hereunder, except with the prior written consent of the holders of a majority of the Registrable Securities.

      9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

            (a) use its best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

            (c) so long as the Holders own any Restricted Securities, furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holders may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

      10. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to the Holders by the Company under
Section 4 may be transferred or assigned, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of the Holders under this Agreement, and provided further that said transferee or assignee is not a Competitor or an affiliate of a Competitor of the Company. A "Competitor" shall mean any of the following: AC Nielsen, Ceridian, Nielsen Media Research, Inc., Forrester Research, IntelliQuest, Odessey, Reuters, Site-Centric measurement systems
(e.g. Internet Profiles Corporation), Consumer-Centric measurement systems (e.g. NetRatings and PC Data), International Data Corporation, Gartner Group, @Plan, United News and Media, VNU, WPP and any others which, now or in the future, compete directly with the Company.

      11. Termination. The provisions of Sections 4.1, 4.2 and 4.3 of this Agreement shall terminate on the third anniversary of the Company's Initial Public Offering.

      12. Amendment; Waiver. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by the Holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the Registrable Securities. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

      13. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

      14. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, return receipt requested, or transmitted by facsimile or delivered either by hand, by messenger or by nationally recognized overnight courier, addressed:

            (a) if to the holders of the Registrable Securities, at the addresses set forth on the Schedule I attached hereto or at such other address as they shall have furnished to the Company in writing.

            (b) if to any other holder of securities of the Company at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, and

            (c) if to the Company, to the following address, or at such other address as the Company shall have furnished to the Holders,

                        Media Metrix, Inc.
                        900 West Shore Road
                        Port Washington, NY   11050
                        Attention: Tod Johnson
                        Fax: (516) 625-4888

            with a copy to:

                        Fulbright & Jaworski L.L.P.
                        666 Fifth Avenue
                        New York, New York 10103
                        Attention: Richard H. Gilden, Esq.
                        Fax: (212) 752-5958

      Alternatively, to such other address as a party hereto supplies to each other party in writing.

      15. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted transferees, successors and assigns of the parties hereto, whether so expressed or not.

      16. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

      17. Titles and Subtitles. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

      18. Severability. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

      19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      20. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements, arrangements and understandings, whether written or oral, with respect to the subject matter hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              MEDIA METRIX, INC.

                              By: /s/ Tod Johnson
                                  ----------------------------------------------
                              Name:    Tod Johnson
                              Title:   CEO


                              HOLDERS:

                              THE NPD GROUP, INC.

                              By: /s/ Tod Johnson
                                  ----------------------------------------------
                              Name:    Tod Johnson
                              Title:   Chairman and Chief Executive Officer


                              THE 1995 STACEY JOHNSON TRUST

                              By:
                                  ----------------------------------------------
                              Name:    Franklin L. Green
                              Title:   Trustee


                              THE 1995 SCOTT JOHNSON TRUST

                              By:
                                  ----------------------------------------------
                              Name:  Franklin L. Green
                              Title: Trustee


                              GREYLOCK IX LIMITED PARTNERSHIP

                              By:    Greylock IX GP Limited Partnership

                              By:
                                  ----------------------------------------------
                              Name:  William W. Helman
                              Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              MEDIA METRIX, INC.

                              By:
                                  ----------------------------------------------
                              Name:    Tod Johnson
                              Title:   CEO


                              HOLDERS:

                              THE NPD GROUP, INC.

                              By:
                                  ----------------------------------------------
                              Name:    Tod Johnson
                              Title:   Chairman and Chief Executive Officer


                              THE 1995 STACEY JOHNSON TRUST

                              By: /s/ Franklin L. Green
                                  ----------------------------------------------
                              Name:    Franklin L. Green
                              Title:   Trustee


                              THE 1995 SCOTT JOHNSON TRUST

                              By: /s/ Franklin L. Green
                                  ----------------------------------------------
                              Name:  Franklin L. Green
                              Title: Trustee


                              GREYLOCK IX LIMITED PARTNERSHIP

                              By:    Greylock IX GP Limited Partnership

                              By:
                                  ----------------------------------------------
                              Name:  William W. Helman
                              Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              MEDIA METRIX, INC.

                              By:
                                  ----------------------------------------------
                              Name:    Tod Johnson
                              Title:   CEO


                              HOLDERS:

                              THE NPD GROUP, INC.

                              By:
                                  ----------------------------------------------
                              Name:    Tod Johnson
                              Title:   Chairman and Chief Executive Officer


                              THE 1995 STACEY JOHNSON TRUST

                              By:
                                  ----------------------------------------------
                              Name:    Franklin L. Green
                              Title:   Trustee


                              THE 1995 SCOTT JOHNSON TRUST

                              By:
                                  ----------------------------------------------
                              Name:  Franklin L. Green
                              Title: Trustee


                              GREYLOCK IX LIMITED PARTNERSHIP

                              By:    Greylock IX GP Limited Partnership

                              By: /s/ William W. Helman
                                  ----------------------------------------------
                              Name:  William W. Helman
                              Title: General Partner

                              OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP

                              By:    Oak Associates VI, LLC, its General Partner
  MANAGING MEMBER OF OAK
   ASSOCIATES VI, LLC,        By: /s/ Ed Glassmeyer
  THE GENERAL PARTNER OF        ----------------------------------------------
OAK INVESTMENT PARTNERS VI,   Name:  Ed Glassmeyer
   LIMITED PARTNERSHIP        Title: Managing Member of Oak Associates VI, LLC


                              OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP

                              By:    Oak VI Affiliates, LLC, its General Partner
  MANAGING MEMBER OF OAK
   OAK VI AFFILIATES LLC,     By: /s/ Ed Glassmeyer
  THE GENERAL PARTNER OF          ----------------------------------------------
  OAK VI AFFILIATES FUND,     Name:  Ed Glassmeyer
   LIMITED PARTNERSHIP        Title: Managing Member of Oak Associates VI, LLC


                              VENROCK ASSOCIATES II, L.P.

                              By:
                                  ----------------------------------------------
                              Name:  David Hathaway
                              Title: General Partner


                              VENROCK ASSOCIATES

                              By:
                                  ----------------------------------------------
                              Name:  David Hathaway
                              Title: General Partner

                              OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP

                              By:    Oak Associates VI, LLC, its General Partner

                              By:
                                ----------------------------------------------
                              Name:  Ed Glassmeyer
                              Title: Managing Member of Oak Associates VI, LLC


                              OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP

                              By:    Oak VI Affiliates, LLC, its General Partner

                              By:
                                  ----------------------------------------------
                              Name:  Ed Glassmeyer
                              Title: Managing Member of Oak Associates VI, LLC


                              VENROCK ASSOCIATES II, L.P.

                              By: /s/ David Hathaway
                                  ----------------------------------------------
                              Name:  David Hathaway
                              Title: General Partner


                              VENROCK ASSOCIATES

                              By: /s/ David Hathaway
                                  ----------------------------------------------
                              Name:  David Hathaway
                              Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Timothy F.S. Cobb
                              --------------------------------------------------
                              Timothy F.S. Cobb

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              THE TIMOTHY FITZGERALD STEVENS COBB
                              1996 CHILDREN'S TRUST


                              Signature: /s/ David A. Crichlow
                                         ---------------------------------------

                              By:
                                  ----------------------------------------------
                                     Trustee

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              WHITNEY EQUITY PARTNERS, L.P.

                              J.H. Whitney Equity Partners LLC,
                              Its General Partner


                              By: /s/ Daniel J. O'Brien
                                  ----------------------------------------------
                                      Daniel J. O'Brien, Managing Member

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Gibson Thomas
                              --------------------------------------------------
                              Gibson Thomas

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Robert W. Ross
                              --------------------------------------------------
                              Robert W. Ross

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Onuoha O. Odim
                              --------------------------------------------------
                              Onuoha O. Odim

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ William Hartman
                              --------------------------------------------------
                              William Hartman

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              UNTERBERG HARRIS PRIVATE
                              EQUITY PARTNERS, C.V.

                              Signature: /s/ John Dexheimer
                                         ---------------------------------------

                              By: John Dexheimer
                                  ----------------------------------------------
                                  Member of its Investment General Partner,
                                  Unterberg Harris LLC


                              UNTERBERG HARRIS PRIVATE
                              EQUITY PARTNERS, L.P.

                              Signature: /s/ John Dexheimer
                                         ---------------------------------------

                              By: John Dexheimer
                                  ----------------------------------------------
                                  Member of its Investment General Partner,
                                  Unterberg Harris LLC


                              C.E. UNTERBERG, TOWBIN

                              Signature: /s/ John Dexheimer
                                         ---------------------------------------

                              By: John Dexheimer
                                  ----------------------------------------------

                              Title: Managing Director
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              INVESTMENT A.B. BURE


                              Signature: /s/ Kurt Leman
                                         ---------------------------------------

                              By: Kurt Leman
                                  ----------------------------------------------

                              Title:
                                     -------------------------------------------


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              INTIMIDATOR INVESTMENT GROUP, LLC


                              Signature: /s/ Michael D. Easterly
                                         ---------------------------------------

                              By: Michael D. Easterly
                                  ----------------------------------------------

                              Title: Chief Manager
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              INTIMIDATOR INVESTMENT GROUP, LLC


                              Signature: /s/ Michael D. Easterly
                                         ---------------------------------------

                              By: Michael D. Easterly
                                  ----------------------------------------------

                              Title: Chief Manager
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Peter B. Kupferberg
                              --------------------------------------------------
                              Peter B. Kupferberg

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Jann H. Adams
                              --------------------------------------------------
                              Jann H. Adams

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              TRUSTEE, WSGR RETIREMENT PLAN
                              FBO HENRY V. BARRY

                              Signature: /s/ [ILLEGIBLE]
                                         ---------------------------------------

                              By:
                                  ----------------------------------------------

                              Title:
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              BAYVIEW INVESTORS, LTD.

                              Signature: /s/ [ILLEGIBLE]
                                         ---------------------------------------

                              By:
                                  ----------------------------------------------

                              Title: Authorized Signatory

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              BEAN REALTY PARTNERS, L.P.

                              Signature: /s/ Mark McDonald
                                         ---------------------------------------

                              By: Mark McDonald
                                  ----------------------------------------------

                              Title: G.P.
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Gene S. Brandt
                              --------------------------------------------------
                              Gene S. Brandt

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ David Braunschvig
                              --------------------------------------------------
                              David Braunschvig

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              ROGER BRIGGS JR. TRUST DTD 11/12/90

                              Signature: /s/ ROGER BRIGGS, JR.
                                         ---------------------------------------

                              By: Roger Briggs, Jr.
                                  ----------------------------------------------
                                  Trustee

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              BRISCO-DAVIS INVESTMENTS, L.L.C


                              Signature: /s/ Brice R. Smith, III
                                         ---------------------------------------

                              By: BRICE R. SMITH, III
                                  ----------------------------------------------

                              Title: MANAGER
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              CF&G PARTNERS I

                              Signature: /s/ Maria Lisa Caldwell
                                         ---------------------------------------

                              By: Maria Lisa Caldwell
                                  ----------------------------------------------

                              Title: Managing Partner
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Kip R. Caffey
                              --------------------------------------------------
                              Kip R. Caffey

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Meredith Caldwell, III
                              --------------------------------------------------
                              Meredith Caldwell, III

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              MICHAEL J. COCHRAN AND
                              REBECCA DIMLING COCHRAN

                              /s/ Michael J. Cochran
                              --------------------------------------------------
                              Michael J. Cochran

                              /s/ Rebecca Dimling Cochran
                              --------------------------------------------------
                              Rebecca Dimling Cochran

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              W. ROBERT AND LESLIE A. DAHL

                              /s/ W. Robert Dahl
                              --------------------------------------------------
                              W. Robert Dahl

                              /s/ Leslie A. Dahl
                              --------------------------------------------------
                              Leslie A. Dahl

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              DOROTHY DAVIS SMITH, TRUSTEE UA DATED
                              7/14/80, THE DDS REVOCABLE TRUST


                              Signature: /s/ Dorothy Davis Smith
                                         ---------------------------------------

                              By:
                                  ----------------------------------------------
                                  Dorothy Davis Smith, Trustee

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              EQUITABLE SECURITIES CORP.
                              FBO RAYMOND H. PIRTLE, JR.
                              401(k) PLAN DTD 12/14/89

                              Signature: /s/ Raymond H. Pirtle, Jr.
                                         ---------------------------------------

                              By:
                                  ----------------------------------------------

                              Title:
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Robert B. Friedman
                              --------------------------------------------------
                              Robert B. Friedman

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              FXI DEALERS LIMITED

                              Signature: /s/ [ILLEGIBLE]
                                         ---------------------------------------

                              By: [ILLEGIBLE]
                                  ----------------------------------------------

                              Title: Director
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Robert J. Garry
                              --------------------------------------------------
                              Robert J. Garry

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              GFKK LLC

                              Signature: /s/ Gregg [ILLEGIBLE]
                                         ---------------------------------------

                              By: Gregg [ILLEGIBLE]
                                  ----------------------------------------------

                              Title: Member
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Kathy Harris
                              --------------------------------------------------
                              Kathy Harris

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ William H. Hess
                              --------------------------------------------------
                              William H. Hess

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Elizabeth A. Holland
                              --------------------------------------------------
                              Elizabeth A. Holland

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Thomas A. Hunter IV
                              --------------------------------------------------
                              Thomas A. Hunter IV

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              INTELLIGENT SYSTEMS CORPORATION

                              Signature: /s/ [ILLEGIBLE]
                                         ---------------------------------------

                              By: [ILLEGIBLE]
                                  ----------------------------------------------

                              Title: [ILLEGIBLE]
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              INVESTOR INTERNATIONAL (CAYMAN) LIMITED

                              Signature: /s/ Edouard Stern
                                         ---------------------------------------

                              By: Edouard Stern
                                  ----------------------------------------------

                              Title: Director
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              JEDFAM INVESTMENTS, L.L.C.

                              Signature: /s/ Brice R. Smith, III
                                         ---------------------------------------

                              By: Brice R. Smith, III
                                  ----------------------------------------------

                              Title: Manager
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Boland Jones
                              --------------------------------------------------
                              Boland Jones

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ William D. Kelly
                              --------------------------------------------------
                              William D. Kelly

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Deborah R. Levy
                              --------------------------------------------------
                              Deborah R. Levy

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Linda R. Levy
                              --------------------------------------------------
                              Linda R. Levy

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Paul Levy
                              --------------------------------------------------
                              Paul Levy

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Timothy Levy
                              --------------------------------------------------
                              Timothy Levy

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Craig Macnab
                              --------------------------------------------------
                              Craig Macnab

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Andrew L. May
                              --------------------------------------------------
                              Andrew L. May

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Cade McDonald
                              --------------------------------------------------
                              Cade McDonald

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ George M. Miller, II
                              --------------------------------------------------
                              George M. Miller, II

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Edward A. Montag
                              --------------------------------------------------
                              Edward A. Montag

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Charles Gregory Nicholson
                              --------------------------------------------------
                              Charles Gregory Nicholson

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Raymond H. Pirtle, Jr.
                              --------------------------------------------------
                              Raymond H. Pirtle, Jr.

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Brent G. Ray
                              --------------------------------------------------
                              Brent G. Ray

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Jan B. Riven
                              --------------------------------------------------
                              Jan B. Riven

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Richardson M. Roberts
                              --------------------------------------------------
                              Richardson M. Roberts

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Julius Rosenwald III
                              --------------------------------------------------
                              Julius Rosenwald III

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              RANDOLPH W. AND JULIE D. SALISBURY

                              /s/ Randolph W. Salisbury
                              --------------------------------------------------
                              Randolph W. Salisbury

                              /s/ Julie D. Salisbury
                              --------------------------------------------------
                              Julie D. Salisbury


               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              SIRROM CAPITAL CORPORATION 401(k) PLAN
                              FBO JOHN DYSLIN

                              Signature: /s/ Mana Lisa Caldwell
                                         ---------------------------------------

                              By: Mana Lisa Caldwell
                                  ----------------------------------------------

                              Title: Trustee
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Karen Chase Smith
                              --------------------------------------------------
                              Karen Chase Smith

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Karen Chase Smith
                              --------------------------------------------------
                              Karen Chase Smith

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              ELLIOTT AND PAULA SOLOMON

                              /s/ Elliott Solomon
                              --------------------------------------------------
                              Elliott Solomon

                              /s/ Paula Solomon
                              --------------------------------------------------
                              Paula Solomon

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Harvey A. Wagner
                              --------------------------------------------------
                              Harvey A. Wagner

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ William A. Williamson, III
                              --------------------------------------------------
                              William A. Williamson, III

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Lloyd Winawer
                              --------------------------------------------------
                              Lloyd Winawer

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              WS INVESTMENT COMPANY 97A

                              Signature: /s/ James A. Terranova
                                         ---------------------------------------

                              By: James A. Terranova
                                  ----------------------------------------------

                              Title:
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              BRIAN AND CAROL K. YOUNG

                              /s/ Brian S. Young
                              --------------------------------------------------
                              Brian S. Young

                              /s/ Carol K. Young
                              --------------------------------------------------
                              Carol K. Young

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:


                              /s/ Jeffrey C. Levy
                              --------------------------------------------------
                              Jeffrey C. Levy

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              THE JEFFREY C. LEVY 1996 CHILDREN'S TRUST

                              Signature: /s/ Paul G. Levy
                                         ---------------------------------------

                              By: Paul G. Levy
                                  ----------------------------------------------
                                  Trustee

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              HOLDERS:

                              SIRROM CAPITAL CORPORATION

                              Signature: /s/ Kathy Harris
                                         ---------------------------------------

                              By: Kathy Harris
                                  ----------------------------------------------

                              Title: Vice President
                                     -------------------------------------------

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                  Schedule I

                                 STOCKHOLDERS

Jann H. Adams
2200 High Point Trail
Atlanta, GA  30331

Trustee, WSGR Retirement Plan
FBO Henry V. Barry
650 Page Mill Road
Palo Alto, CA 94304-1050

Bayview Investors, Ltd.
Attn:  George R. Hecht
Robertson Stephens & Co.
555 California Street
San Francisco, CA  94104

Bean Realty Partners, L.P.
200 31st Avenue, N., Suite 200
Nashville, TN  37203

Gene S. Brandt
2854 Wesley Heath, NW
Atlanta, GA  30327

David Braunschvig
875 Fifth Avenue
New York, NY  10021

Roger Briggs Jr. Trust dtd 11/12/90
c/o  Equitable Trust Company, Agent
511 Union Street, Suite 800
Nashville, TN  37219-1743

Brisco-Davis/Investments LLC
13801 Riverport Drive #301
Maryland Heights, MO  63043

Investment A.B. Bure
Box 5419
402 29 Goteburg,
SWEDEN

Kip R. Caffey
3820 Castlegate Drive NW
Atlanta, GA  30327

Meredith Caldwell III
200 Hillwood Blvd.
Nashville, TN  37205

CF&G Partners I
Attn:  Maria Lisa Caldwell
4013 Harding Place
Nashville, TN  37215

Timothy F.S. Cobb
373 Angier Court
Atlanta, GA  30312

The Timothy Fitzgerald Stevens Cobb
1996 Children's Trust
373 Angier Court
Atlanta, GA  30312

Michael J. Cochran and
Rebecca Dimling Cochran
1101 W. Nancy Creek Drive
Atlanta, GA  30319

Robert and Leslie Dahl
46 Quail Road
Greenwich, CT  06831

Dorothy Davis Smith, Trustee UA 7/14/80,
The DDS Revocable Trust
1016 Fort Mason Drive
Eustis, FL  32726

Sirrom Capital Corporation 401(k) Plan
FBO John Dyslin
500 Church Street, Suite 200
Nashville, TN  37219

Robert B. Friedman
19 Fairbanks Boulevard
Woodbury, NY  11797

FXI Dealers Limited
P.O. Box 274, Hugo Chambers
36 Hilgrove Street
St. Helier, Jersey,  JE4 8TZ
Channel Islands (UK)

Robert J. Garry
7 Meadow Place
Larchmont, NY  10538

GFKK LLC
3399 Peachtree Road, NE
Suite 600
Atlanta, GA  30326

Kathy Harris
c/o Sirrom Capital Corporation
500 Church Street, Suite 200
Nashville, TN  37219

William Hartman
480 Park Avenue, Apt. 10-C
New York, NY  10022

William H. Hess
King & Spalding
191 Peachtree Street
Atlanta, GA 30303-1763

Elizabeth A. Holland
c/o Gene S. Brandt 2854
Wesley Heath, NW
Atlanta, GA 30327

Thomas A. Hunter IV
39 Hemlock Road
Short Hills, NJ  07078

Intelligent Systems Corporation
Attn:  Leland Strange or Bonnie Herron
4355 Shackleford Road
Norcross, GA  30093

Intimidator Investment Group, LLC
Attn:  Mike Easterly
3384 Peachtree Street, NE, #300
Atlanta, GA  30326

International Real Returns LLC
Attn:  Zohar Yardeni
30 Rockefeller Plaza
59th Floor
New York, NY  10112

JedFam Investments, LLC
Attn:  Brice R. Smith III
13801 Riverport Drive #301
Maryland Heights, MO  63043

Boland Jones
229 The Prado
Atlanta, GA  30309

William D. Kelly
2 Glenageary Hall
Glenageary
Co. Dublin
Ireland

Milton Kramer
2660 Peachtree Road, Apt. 13E
Atlanta, GA  30305

Peter B. Kupferberg
399 W. Fullerton Pkwy.
Chicago, IL  60614

Deborah R. Levy
444 Central Park West, Apt. 9-B
New York, NY  10025

Jeffrey C. Levy
120 The Prado
Atlanta, GA  30309

Linda R. Levy
19 Greenwood Avenue
Lawrenceville, NJ  08648

Paul Levy
19 Greenwood Avenue
Lawrenceville, NJ  08648

Timothy Levy
1804 N. Quinn Street, Apt. 206
Arlington, VA  22209

The Jeffrey C. Levy 1996 Children's Trust
120 The Prado
Atlanta, GA  30309

Craig Macnab
428 Westview Avenue
Nashville, TN  37205

Andrew L. May
309 Walnut Drive
Nashville, TN  37205

Cade McDonald
2059 Northside Drive
Atlanta, GA  30305

George M. Miller II
515 Park Center Drive
Nashville, TN  37205

Edward A. Montag
3132 Argonne Drive, NW
Atlanta, GA  30305

Charles Gregory Nicholson
2105 Fairhaven Circle
Atlanta, GA  30305

Onuoha O. Odim
31 Grace Court
Brooklyn, NY 11201

Raymond H. Pirtle, Jr.
215 Lynwood Blvd.
Nashville, TN  37205

Equitable Securities Corp.
FBO Raymond H. Pirtle, Jr.
401(k) Plan dtd 12/14/89
Equitable Securities Corp.
511 Union Street
Nashville, TN 37219

Brent G. Ray
196 Kenner Avenue
Nashville, TN  37205

Jan B. Riven
111 Hardingwoods Place
Nashville, TN  37205

Richardson M. Roberts
2048 Timberwood Drive
Nashville, TN  37215

Julius Rosenwald III
RD 1
Carpenter Hill Road, RFD
Bennington, VT  05201

Robert W. Ross
1766 Corners Court
Atlanta, GA  30338

Sirrom Capital Corporation
Attn: Kathy Harris
500 Church Street, Suite 200
Nashville, TN  37219

Karen Chase Smith
441 Way Avenue
St. Louis, MO  63122

Elliott and Paula Solomon
34844 Indian Camp Trail
Scottsdale, AZ 85262

Gibson Thomas
2471 Chestnut Street
San Francisco, CA  94123

Unterberg Harris Equity Partners, L.P.
C.E. Unterberg, Towbin
Attn: John Dexheimer
      Maria Magida
Swiss Bank Tower
10 E. 50th Street, 22nd Floor
New York, NY  10022

Unterberg Harris Equity Partners, C.V.
C.E. Unterberg, Towbin
Attn: John Dexheimer
      Maria Magida
Swiss Bank Tower
10 E. 50th Street, 22nd Floor
New York, NY  10022

C.E. Unterberg, Towbin
Attn: John Dexheimer
      Marty Magida
Swiss Bank Tower
10 E. 50th Street, 22nd Floor
New York, NY  10022

Harvey A. Wagner
2660 Peachtree Road, NW
Atlanta, GA 30305

Whitney Equity Partners, L.P.
J.H. Whitney & Company
Attn:  Anthony Abate
177 Broad Street
Stamford, CT  06901

William A. Williamson, III
423 Sunnyside Drive
Nashville, TN  37205

Lloyd Winawer
650 Page Mill Road
Palo Alto, CA 94304-1050

WS Investment Company 97A
650 Page Mill Road
Palo Alto, CA 94304-1050
Attention: James Terranova

Greylock IX Limited Partnership
One Federal Street
Boston, MA 02110

Oak Investment Partners VI, Limited
Partnership
One Gorham Island
Westport, CT 06880

Oak VI Affiliates Fund,
Limited Partnership
One Gorham Island
Westport, CT 06880

Venrock Associates II, L.P.
30 Rockefeller Plaza
Room 5508
New York, NY 10112

Venrock Associates
30 Rockefeller Plaza
Room 5508
New York, NY 10112

The NPD Group, Inc.
900 West Shore Road
Port Washington, NY 11050

The 1995 Scott Johnson Trust
c/o Fried, Frank, Harris, Shriver & Jacobson
1 New York Plaza
New York, NY 10004

The 1995 Stacey Johnson Trust
c/o Fried, Frank, Harris, Shriver & Jacobson
1 New York Plaza
New York, NY 10004